Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of VirTra, Inc. (the “Company”) for the quarter ended September 30, 2023 as filed with the Securities and Exchange Commission (the “Report”), we, John F. Givens II, Chief Executive Officer, and Alanna Boudreau, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 14, 2023	/s/ John F. Givens II
John F. Givens II, Chief Executive Officer
(principal executive officer)

Date: November 14, 2023	/s/ Alanna Boudreau
Alanna Boudreau, Chief Financial Officer
(principal financial officer)